UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2006

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 28, 2006, Kinder Morgan, Inc., a Kansas corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with Knight Holdco LLC, a Delaware corporation (“Parent”), and Knight Acquisition Co., a Kansas corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent is owned by a consortium of private investment firms affiliated with GS Capital Partners V Fund, L.P., AIG Global Asset Management Holdings Corp., Carlyle Partners IV, L.P. and Carlyle/Riverstone Energy Partners III, L.P. (collectively, the “Sponsors”).

At the effective time of the Merger, each outstanding share of common stock of the Company (the “Common Stock”), other than any shares owned by Parent, Merger Sub, the Company or its subsidiaries, any stockholders who are entitled to and who properly exercise appraisal rights under Kansas law and the Rollover Stockholders (as defined below), will be cancelled and converted into the right to receive $107.50 in cash, without interest.

The Board of Directors of the Company approved the Merger Agreement on the unanimous recommendation of a Special Committee comprised entirely of independent directors (the “Special Committee”).

The Chairman and Chief Executive Officer of the Company, Richard D. Kinder, together with certain other members of management, Company co-founder Bill Morgan, and two current members of the Company’s Board of Directors, Fayez Sarofim and Mike Morgan (collectively, the “Rollover Stockholders”) have agreed, at the request of the Sponsors, to contribute a portion of their Company equity into Parent. Richard D. Kinder has also agreed to vote his shares in favor of the Merger.

The Company has made customary representations, warranties and covenants in the Agreement, which expire at the effective time of the Merger. The Company may not solicit competing proposals or, subject to exceptions that permit the Company’s Board of Directors (or the Special Committee) to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative proposals.

Parent has obtained conditional equity and debt financing commitments for the transactions contemplated by the Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate merger consideration and all related fees and expenses. Consummation of the Merger is not subject to a financing condition, but is subject to various other conditions, including approval of the Merger by the Company’s stockholders, expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. The parties expect to close the transaction by early 2007.

The Agreement may be terminated under certain circumstances, including if the Company’s Board of Directors (or the Special Committee) has determined in good faith that it has received a superior proposal and otherwise complies with certain terms of the Agreement. Upon the termination of the Agreement, under specified circumstances, the Company will be required to reimburse Parent and Merger Sub for their transaction expenses up to $45,000,000 and under specified circumstances, the Company will be required to pay Parent a termination fee of $215,000,000. Additionally, under specified circumstances, Parent will be required to pay the Company a termination fee of $215,000,000. The Sponsors have severally agreed to guarantee their proportionate liability of any such amounts payable by Parent to the Company.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

The Special Committee engaged The Blackstone Group L.P. ("Blackstone") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and, together with Blackstone, the "Financial Advisors") to serve as financial advisors to the Special Committee. On August 27, 2006, Blackstone and Morgan Stanley each delivered an opinion to the Special Committee and the Board of Directors that, as of the date of the opinion, the merger consideration was fair, from a financial point of view, to the stockholders of the Company (other than Parent, Merger Sub and the Rollover Stockholders).

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Additional Information Regarding the Merger will be Filed with the SEC:

In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Kinder Morgan, Inc., 500 Dallas Street, Suite 1000, Houston, Texas 77002, telephone (713) 369-9490, or from the Company’s website, www.kindermorgan.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2006. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On August 28, 2006, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Agreement to satisfy the conditions to closing specified in the Agreement. More information about the Company and other risks related to the Company are detailed in the Company’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2005, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the SEC. The Company does not undertake an obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 28, 2006, among the Company, Knight Holdco LLC and Knight Acquisition Co.*

Exhibit 99.1	Press Release, dated August 28, 2006

*	Schedules and Exhibits omitted pursuant to Section 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC. By /s/ Joseph Listengart Name: Joseph Listengart Title: Vice President and General Counsel

Date: August 28, 2006

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 28, 2006, among the Company, Knight Holdco LLC and Knight Acquisition Co.*

Exhibit 99.1	Press Release, dated August 28, 2006

*	Schedules and Exhibits omitted pursuant to Section 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.